UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 2, 2017

IRIDEX CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-27598	77-0210467
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1212 Terra Bella Avenue

Mountain View, California 94043

(Address of principal executive offices, including zip code)

(650) 940-4700

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Offer Letter with George Marcellino

On October 2, 2017, George Marcellino, a member of the board of directors (the “Board”) of IRIDEX Corporation (the “Company”), was hired as V.P., Clinical Affairs. In connection with his hiring, the Company issued an offer letter to Mr. Marcellino dated September 6, 2017 which provides for the following compensation to Mr. Marcellino:

•	an annual salary of $300,000;
•

an award of  up to $30,000 pursuant to the Company’s 2017 Management by Objectives Plan  based upon the achievement of certain objectives specific to Mr. Marcellino and subject to the Company's achievement of certain revenue and earnings targets, as well as certain other financial and operations-related performance goals;

•

an option to purchase 30,000 shares of the Company’s common stock, one quarter of the shares subject to the option vest on the one year anniversary and the remainder of the shares subject to the option vests in  equal monthly installments over three years thereafter; and

•

a grant of restricted stock units (“RSUs”) for 25,000 shares of the Company’s common stock, one quarter of which vests on the one-year anniversary and the remainder of the RSUs vests in  equal monthly installments over three years thereafter.

Mr. Marcellino will continue to serve as a member of our Board for an interim period until a suitable replacement has been identified and appointed.

The foregoing description of the Offer Letter does not purport to be complete and is qualified in its entirety by reference to the complete text of such Offer Letter attached here to as Exhibit 10.1.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Offer Letter between the Company and George Marcellino dated as of September 6, 2017

EXHIBIT INDEX

Exhibit No.	Description

10.1	Offer Letter between the Company and George Marcellino dated as of September 6, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRIDEX CORPORATION

By:	/s/ William M. Moore
William M. Moore President and Chief Executive Officer

Date: October 4, 2017